Exhibit 24

                                               POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS:

               THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the
"Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the
Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

               WHEREAS, the undersigned is an officer and a director of the Corporation;

               NOW, THEREFORE, the undersigned hereby constitutes and appoints James D. Ellis, Donald E.
Kiernan, Peter A. Ritcher, Michael J. Viola, or any one of them, all of the City of San Antonio and State of
Texas, his attorneys for him and in his name, place and stead, and in each of his offices and capacities in the Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

               IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 26th day of January
2001.

/s/ Edward E. Whitacre, Jr.
Edward E. Whitacre, Jr.
Chairman of the Board, Director
and Chief Executive Officer

                                               POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS:

               THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the
"Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the
Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

               WHEREAS, the undersigned is an officer of the Corporation;

               NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward E. Whitacre, Jr., James
D. Ellis, Peter A. Ritcher, Michael J. Viola, or any one of them, all of the City of San Antonio and State of
Texas, his attorneys for him and in his name, place and stead, and in each of his offices and capacities in the Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

               IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 26th day of January
2001.

/s/ Donald E. Kiernan
Donald E. Kiernan
Senior Executive Vice President and
Chief Financial Officer

                                               POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS:

               THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the
"Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the
Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

               WHEREAS, the undersigned is a director of the Corporation;

               NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward E. Whitacre, Jr., James
D. Ellis, Donald E. Kiernan, Peter A. Ritcher,
Michael J. Viola, or any one of them, all of the City of San Antonio and State of Texas, the undersigned's attorneys for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

               IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 26th day of January
2001.

/s/ Clarence C. Barksdale
Clarence C. Barksdale
Director

                                               POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS:

               THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the
"Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the
Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

               WHEREAS, the undersigned is a director of the Corporation;

               NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward E. Whitacre, Jr., James
D. Ellis, Donald E. Kiernan, Peter A. Ritcher,
Michael J. Viola, or any one of them, all of the City of San Antonio and State of Texas, the undersigned's attorneys for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

               IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 26th day of January
2001.

/s/ James E. Barnes
James E. Barnes
Director

                                               POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS:

               THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the
"Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the
Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

               WHEREAS, the undersigned is a director of the Corporation;

               NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward E. Whitacre, Jr., James
D. Ellis, Donald E. Kiernan, Peter A. Ritcher,
Michael J. Viola, or any one of them, all of the City of San Antonio and State of Texas, the undersigned's attorneys for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

               IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 26th day of January
2001.

/s/ Augusta A. Busch III
August A. Busch III
Director

                                               POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS:

               THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the
"Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the
Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

               WHEREAS, the undersigned is a director of the Corporation;

               NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward E. Whitacre, Jr., James
D. Ellis, Donald E. Kiernan, Peter A. Ritcher,
Michael J. Viola, or any one of them, all of the City of San Antonio and State of Texas, the undersigned's attorneys for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

               IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 26th day of January
2001.

/s/ William P. Clark
William P. Clark
Director

                                               POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS:

               THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the
"Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the
Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

               WHEREAS, the undersigned is a director of the Corporation;

               NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward E. Whitacre, Jr., James
D. Ellis, Donald E. Kiernan, Peter A. Ritcher,
Michael J. Viola, or any one of them, all of the City of San Antonio and State of Texas, the undersigned's attorneys for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

               IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 26th day of January
2001.

/s/ Martin K. Eby, Jr.
Martin K. Eby, Jr.
Director

                                               POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS:

               THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the
"Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the
Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

               WHEREAS, the undersigned is a director of the Corporation;

               NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward E. Whitacre, Jr., James
D. Ellis, Donald E. Kiernan, Peter A. Ritcher,
Michael J. Viola, or any one of them, all of the City of San Antonio and State of Texas, the undersigned's attorneys for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

               IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 26th day of January
2001.

/s/ Herman E. Gallegos
Herman E. Gallegos
Director

                                               POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS:

               THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the
"Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the
Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

               WHEREAS, the undersigned is a director of the Corporation;

               NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward E. Whitacre, Jr., James
D. Ellis, Donald E. Kiernan, Peter A. Ritcher,
Michael J. Viola, or any one of them, all of the City of San Antonio and State of Texas, the undersigned's attorneys for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

               IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 26th day of January
2001.

/s/ Jess T. Hay
Jess T. Hay
Director

                                               POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS:

               THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the
"Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the
Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

               WHEREAS, the undersigned is a director of the Corporation;

               NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward E. Whitacre, Jr., James
D. Ellis, Donald E. Kiernan, Peter A. Ritcher,
Michael J. Viola, or any one of them, all of the City of San Antonio and State of Texas, the undersigned's attorneys for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

               IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 26th day of January
2001.

/s/ James A. Henderson
James A. Henderson
Director

                                               POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS:

               THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the
"Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the
Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

               WHEREAS, the undersigned is a director of the Corporation;

               NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward E. Whitacre, Jr., James
D. Ellis, Donald E. Kiernan, Peter A. Ritcher,
Michael J. Viola, or any one of them, all of the City of San Antonio and State of Texas, the undersigned's attorneys for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

               IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 26th day of January
2001.

/s/ Carlos Slim Helu
Carlos Slim Helu
Director

                                               POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS:

               THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the
"Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the
Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

               WHEREAS, the undersigned is a director of the Corporation;

               NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward E. Whitacre, Jr., James
D. Ellis, Donald E. Kiernan, Peter A. Ritcher,
Michael J. Viola, or any one of them, all of the City of San Antonio and State of Texas, the undersigned's attorneys for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

               IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 26th day of January
2001.

/s/ Bobby R. Inman
Bobby R. Inman
Director

                                               POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS:

               THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the
"Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the
Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

               WHEREAS, the undersigned is a director of the Corporation;

               NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward E. Whitacre, Jr., James
D. Ellis, Donald E. Kiernan, Peter A. Ritcher,
Michael J. Viola, or any one of them, all of the City of San Antonio and State of Texas, the undersigned's attorneys for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

               IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 26th day of January
2001.

/s/ Charles F. Knight
Charles F. Knight
Director

                                               POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS:

               THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the
"Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the
Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

               WHEREAS, the undersigned is a director of the Corporation;

               NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward E. Whitacre, Jr., James
D. Ellis, Donald E. Kiernan, Peter A. Ritcher,
Michael J. Viola, or any one of them, all of the City of San Antonio and State of Texas, the undersigned's attorneys for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

               IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 26th day of January
2001.

/s/ Lynn M. Martin
Lynn M. Martin
Director

                                               POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS:

               THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the
"Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the
Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

               WHEREAS, the undersigned is a director of the Corporation;

               NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward E. Whitacre, Jr., James
D. Ellis, Donald E. Kiernan, Peter A. Ritcher,
Michael J. Viola, or any one of them, all of the City of San Antonio and State of Texas, the undersigned's attorneys for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

               IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 26th day of January
2001.

/s/ John B. McCoy
John B. McCoy
Director

                                               POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS:

               THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the
"Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the
Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

               WHEREAS, the undersigned is a director of the Corporation;

               NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward E. Whitacre, Jr., James
D. Ellis, Donald E. Kiernan, Peter A. Ritcher,
Michael J. Viola, or any one of them, all of the City of San Antonio and State of Texas, the undersigned's attorneys for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

               IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 26th day of January
2001.

/s/ Mary S. Metz
Mary S. Metz
Director

                                               POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS:

               THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the
"Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the
Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

               WHEREAS, the undersigned is a director of the Corporation;

               NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward E. Whitacre, Jr., James
D. Ellis, Donald E. Kiernan, Peter A. Ritcher,
Michael J. Viola, or any one of them, all of the City of San Antonio and State of Texas, the undersigned's attorneys for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

               IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 26th day of January
2001.

/s/ Toni Rembe
Toni Rembe
Director

                                               POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS:

               THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the
"Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the
Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

               WHEREAS, the undersigned is a director of the Corporation;

               NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward E. Whitacre, Jr., James
D. Ellis, Donald E. Kiernan, Peter A. Ritcher,
Michael J. Viola, or any one of them, all of the City of San Antonio and State of Texas, the undersigned's attorneys for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

               IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 26th day of January
2001.

/s/ S. Donley Ritchey
S. Donley Ritchey
Director

                                               POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS:

               THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the
"Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the
Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

               WHEREAS, the undersigned is a director of the Corporation;

               NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward E. Whitacre, Jr., James
D. Ellis, Donald E. Kiernan, Peter A. Ritcher,
Michael J. Viola, or any one of them, all of the City of San Antonio and State of Texas, the undersigned's attorneys for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

               IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 26th day of January
2001.

/s/ Joyce M. Roche
Joyce M. Roche
Director

                                               POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS:

               THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the
"Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the
Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

               WHEREAS, the undersigned is a director of the Corporation;

               NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward E. Whitacre, Jr., James
D. Ellis, Donald E. Kiernan, Peter A. Ritcher,
Michael J. Viola, or any one of them, all of the City of San Antonio and State of Texas, the undersigned's attorneys for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

               IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 26th day of January
2001.

/s/ Laura D'Andrea Tyson
Laura D'Andrea Tyson
Director

                                               POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS:

               THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the
"Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the
Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

               WHEREAS, the undersigned is a director of the Corporation;

               NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward E. Whitacre, Jr., James
D. Ellis, Donald E. Kiernan, Peter A. Ritcher,
Michael J. Viola, or any one of them, all of the City of San Antonio and State of Texas, the undersigned's attorneys for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

               IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 26th day of January
2001.

/s/ Patricia P. Upton
Patricia P. Upton
Director